EXHIBIT 77Q3.c



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the semi-annual report of Valor Investment Fund, Inc. (the "Company") on Form N-SAR for the period ending January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William B. Klinsky, President (Chief Executive Officer) of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that

         1. The Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William B. Klinsky
-----------------------------------
William B. Klinsky
President (Chief Executive Officer)

March 24, 2003



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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the semi-annual report of Valor Investment Fund, Inc. (the "Company") on Form N-SAR for the period ending January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ernest J. Schwartz, Vice President, Secretary and Treasurer (Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that

         1. The Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ernest J. Schwartz
-----------------------------------
Ernest J. Schwartz
Vice President, Secretary and
Treasurer (Chief Financial Officer)

                                 March __, 2003